SCHEDULE 14A
                            (Rule 14a-101)
               INFORMATION REQUIRED IN PROXY  STATEMENT
                       SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
Act of 1934

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

             TOUCHSTONE APPLIED SCIENCE ASSOCIATES,  INC.
       --------------------------------------------------------
           (Name of Registrant as Specified In Its Charter)


    -------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:

-----------------------------------------------------------------------------

(2)   Aggregate number of securities to which transaction applies:

-----------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

-----------------------------------------------------------------------------

(4)   Proposed maximum aggregate value of transaction:

-----------------------------------------------------------------------------

(5)   Total fee paid:

-----------------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount previously paid:

-----------------------------------------------------------------------------

(2)   Form, Schedule or Registration Statement No.:

-----------------------------------------------------------------------------

(3)   Filing Party:

-----------------------------------------------------------------------------

(4)   Date Filed:

-----------------------------------------------------------------------------

           TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.
              4 Hardscrabble Heights, P.O. Box 382
                   Brewster, New York  10509


            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                  To be held on March__, 1999


To the Stockholders of Touchstone Applied Science Associates, Inc.:

          NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC., a Delaware corporation (the "Company"), will be held at the Company's headquarters at 4 Hardscrabble Heights, Brewster, New York 10509 on ______, March __, 1999 at the hour of 9:00 a.m. local time for the following purposes:

          (1)  To elect Directors of the Company;

          (2) To consider and vote upon a proposal to amend the Company's Certificate of Incorporation to effect a one-for-four reverse stock split of the Company's outstanding common stock, $0.0001 par value (the "Common Stock") (the "Reverse Stock Split");

          (3)  To ratify the appointment of independent auditors;
               and

          (4) To transact such other business as may properly come before the Meeting.

          Only stockholders of record at the close of business on January __, 1999 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                         By Order of the Board of Directors,

                         LINDA G. STRALEY
                         Vice President and Secretary

Brewster, New York
January __, 1999



IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

           TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.
              4 Hardscrabble Heights, P.O. Box 382
                    Brewster, New York  10509

                 ANNUAL MEETING OF STOCKHOLDERS

                         PROXY STATEMENT

          This Proxy Statement and the accompanying proxy are furnished by the Board of Directors of Touchstone Applied Science Associates, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") referred to in the foregoing notice. It is contemplated that this Proxy Statement, together with the accompanying form of proxy and the Company's Annual Report for the fiscal year ended October 31, 1998, will be mailed together to stockholders on or about January __, 1999.

          Stockholders of record at the close of business on January __, 1999 are entitled to notice of, and to vote at, the Meeting. On that date, there were issued and outstanding [8,567,222] shares of Common Stock, par value $0.0001 per share (the "Common Stock"). Each share of Common Stock is entitled to one vote.

          The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the meeting is necessary to constitute a quorum. In deciding all questions, a holder of Common Stock shall be entitled to one vote in person or by proxy, for each share held in his, her or its name on the record date. Directors will be elected by a plurality of the votes cast at the Meeting.
Approval of the amendment of the Certificate of Incorporation to effect the Reverse Stock Split will require the affirmative vote of a majority of the outstanding shares of the Common Stock. The ratification or approval of all other proposals will be decided by a majority of the votes cast at the Meeting. Shares represented by proxies marked to withhold authority to vote, and shares represented by proxies that indicate that the broker or nominee stockholder thereof does not have discretionary authority to vote them will be counted to determine the existence of a quorum at the Meeting but will not affect the plurality or majority vote required.

          All proxies received pursuant to this solicitation will be voted (unless revoked) at the Meeting or any adjournment thereof in the manner directed by a stockholder and, if no direction is made, will be voted FOR the election of each of the management nominees for director in Proposal No. 1, FOR the Reverse Stock Split in Proposal No. 2 and FOR the ratification of the independent auditors in Proposal No. 3. If any other matters are properly presented at the meeting for action, which is not presently anticipated, the proxy holders will vote the proxies (which confer authority to such holders to vote on such matters) in accordance with their best judgment. A proxy given by a stockholder may nevertheless be revoked at any time before it is voted by communicating such revocation in writing to the transfer agent, American Stock Transfer & Trust Company, at 40 Wall Street, New York, New York 10005 or by executing and delivering a later-dated proxy. Furthermore, any person who has executed a proxy but is present at the Meeting may vote in person instead of by proxy, thereby canceling any proxy previously given, whether or not written revocation of such proxy has been given.

          As of the date of this Proxy Statement, the Board of Directors knows of no matters other than the foregoing which will be presented at the Meeting. If any other business should properly come before the Meeting, the accompanying form of proxy will be voted in accordance with the judgment of the persons named therein, and discretionary authority to do so is included in the proxy. All expenses in connection with the solicitation of proxies will be paid by the Company. In addition to solicitation by mail, officers, directors and regular employees of the Company who will receive no extra compensation for their services may solicit proxies by telephone, telecopier, telegraph or personal calls. Management does not intend to use specially engaged employees or paid solicitors for such solicitation. Management intends to solicit proxies which are held of record by brokers, dealers, banks, or voting trustees, or their nominees, and may pay the reasonable expenses of such record holders for completing the mailing of solicitation materials to persons for whom they hold the shares.

          SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                          AND MANAGEMENT

          The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock, as of January __, 1999, by (i) each person who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock; (ii) each of the Company's officers and directors; and (iii) all officers and directors as a group.

          As of January __, 1999, there were [8,567,222] shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote per share.

          All of the shares of Common Stock owned by Messrs. Simon and Ivens and Ms. Straley, other than shares deemed to be owned beneficially by such officers because they may be acquired through the exercise of currently exercisable stock options, are held in a voting trust (the "Voting Trust"), pursuant to a Voting Trust Agreement, dated as of August 19, 1992, as amended. Until his death, Bertram L. Koslin had been sole Voting Trustee.
Julius Ostreicher, the attorney for the Estate of Bertram L. Koslin, Andrew L. Simon, the Chairman of the Board of Directors and the President of the Company, and Eileen West, a former director of the Company, have been appointed as successor Voting Trustees. For purposes of the table set forth below, each such person is listed as beneficially owning the shares of Common Stock listed opposite his or her name, even though the Voting Trust has the sole rights to vote such shares. Because the Voting Trust has the sole and exclusive power to exercise all voting rights with respect to the shares of Common Stock deposited in the Voting Trust, the Voting Trust has sole voting and dispositive power with respect to 1,441,055 shares of Common Stock. Accordingly, the Voting Trust has the power to exercise 1,441,055 votes, or 16.8% of all eligible votes.


Name and Address of
Beneficial Owners and       Shares of Common Stock     Percent of Common Stock
Directors and Officers        Beneficially Owned         Beneficially Owned
------------------------------------------------------------------------------
5% Beneficial Owners:
---------------------
Cahill, Warnock Strategic
Partners Fund, L.P.                2,092,776(a)(b)              19.6%
c/o Cahill, Warnock &
Co., LLC
1 South Street, Suite 2150
Baltimore, MD 21202
------------------------------------------------------------------------------
Voting Trust, u/a                  1,441,055                    16.8%
dated August 19, 1992,
as amended, Julius
Ostreicher, Andrew L.
Simon and Eileen West,
Voting Trustees c/o
Touchstone Applied
Science Associates,
Inc., 4 Hardscrabble
Heights, Brewster, NY
10509
------------------------------------------------------------------------------
Estate of Bertram L. Koslin          454,170                     5.3%
c/o Ostreicher & Ennis
225 Mamaroneck Avenue
White Plains, NY 10605
------------------------------------------------------------------------------
Eileen West                           21,500(c)                  0.3%
56 Harrison Street
New Rochelle, NY 10801
------------------------------------------------------------------------------


Officers and Directors:
-----------------------
Walter B. Barbe                      135,000(d)                  1.6%
910 Church Street
Honesdale, PA 18431
------------------------------------------------------------------------------
Michael D. Beck                      284,500(e)                  3.2%
4 Hardscrabble Heights
Brewster, NY 10509
------------------------------------------------------------------------------
Steven R. Berger                       7,500(f)                   --(g)
620 Fifth Avenue
New York, NY  10020
------------------------------------------------------------------------------
Joseph A. Fernandez                        0(h)                    0
4392 Live Oak
Boulevard
Palm Harbor, FL 34685
------------------------------------------------------------------------------
Stephen H. Ivens                     304,976(i)                  3.5%
4 Hardscrabble Heights
Brewster, NY 10509
------------------------------------------------------------------------------
Andrew L. Simon                      649,902(j)                  7.3%
4 Hardscrabble Heights
Brewster, NY 10509
------------------------------------------------------------------------------
Linda G. Straley                     337,977(k)                  3.9%
4 Hardscrabble Heights
Brewster, NY 10509
------------------------------------------------------------------------------
David L. Warnock                   2,208,734(l)                 20.5%
1 South Street, Suite
2150
Baltimore, Maryland 21202
------------------------------------------------------------------------------
Officers and Directors             5,369,644(m)                 46.0%
as a Group (8 persons)
------------------------------------------------------------------------------

--------------
(a) Cahill, Warnock Strategic Partners Fund, L.P. (the "Fund") has the right to acquire such shares pursuant to a currently exercisable warrant (the "Fund Warrant"). Excludes (i) 523,194 shares with respect to which the Fund's right to purchase, granted pursuant to the Fund Warrant, is not currently exercisable and (ii) 144,948 shares which are the subject of a separate warrant (the "Strategic Warrant"; together with the Fund Warrant, the "Warrants") granted to Strategic Associates, L.P. ("Strategic Associates"; together, with the Fund, the "Cahill, Warnock Entities"), an affiliate of the Fund, but as to which the Fund disclaims beneficial ownership. Pursuant to an Investor Rights Agreement between the Company and the Cahill, Warnock Entities, the Company has agreed that so long as the Cahill, Warnock Entities own at least 50% of the Warrants (or if the Warrants have been exercised, the shares issuable pursuant thereto), the Cahill, Warnock Entities have the right to nominate two directors to the Board of Directors of the Company. David L. Warnock and Joseph A. Fernandez are the two current directors who were nominated by the Cahill, Warnock Entities. Pursuant to the Investor Rights Agreement, the directors and executive officers have agreed, at each meeting of stockholders for the purpose of electing directors, to cast their eligible votes in favor of the nominees of the Cahill, Warnock Entities. In addition, for a period of 29 months from October 28, 1998, at each meeting of stockholders for the purpose of electing directors, the Cahill, Warnock Entities have agreed to cast all of their eligible votes in favor of the directors nominated by the Company.

(b) Edward L. Cahill is a general partner of Cahill, Warnock Strategic Partners, L.P. ("Cahill, Warnock Partners"), the Fund's sole general partner. David L. Warnock is also a general partner of Cahill, Warnock Partners and is a director of the Company (see footnote (l) to this table). Messrs. Cahill and Warnock are also the sole members of Cahill, Warnock & Company, LLC, which is the sole general partner of Strategic Associates, which holds the Strategic Warrant.

(c) Includes 21,500 shares which Ms. West has the right to acquire upon the exercise of currently exercisable stock options; excludes the shares of Common Stock held in the Voting Trust for the benefit of all members thereof, which Voting Trust is listed separately as a 5% stockholder in this Table. Ms. West is one of three Voting Trustees of the Voting Trust.

(d) Includes 125,000 shares which Dr. Barbe has the right to acquire upon the exercise of currently exercisable stock options; excludes 117,000 shares which are the subject of options granted to Dr. Barbe which are not currently exercisable.

(e) Includes (i) 47,000 shares which are owned jointly with Mr. Beck's wife, (ii) 37,500 shares owned by Mr. Beck's minor daughter, and (iii) 125,000 shares which Mr. Beck has the right to acquire upon the exercise of currently exercisable stock options; excludes (i) 165,000 shares which are the subject of options granted to Mr. Beck which are not currently exercisable and (ii) 37,500 shares owned by Mr. Beck's wife, as to which Mr. Beck disclaims beneficial ownership.

(f) Includes 7,500 shares which Mr. Berger has the right to acquire upon the exercise of currently exercisable stock options; excludes 2,500 shares which are the subject of options granted to Mr. Berger which are not currently exercisable.

(g)   Less than 0.1%.

(h) Excludes 5,000 shares which are the subject of options granted to Dr. Fernandez which are not currently exercisable.

(i) Includes 155,000 shares which Dr. Ivens has the right to acquire upon the exercise of currently exercisable stock options; excludes 137,000 shares which are the subject of options granted to Dr. Ivens which are not currently exercisable.

(j) Includes 321,500 shares which Mr. Simon has the right to acquire upon the exercise of currently exercisable stock options, which options are not included in the Voting Trust; excludes (i) 258,500 shares which are the subject of options granted to Mr. Simon which are not currently exercisable,
      (ii) 1,500 shares of Common Stock owned by the retirement account of Mr. Simon's wife, as to which Mr. Simon disclaims beneficial ownership, and (iii) the shares of Common Stock held in the Voting Trust for the benefit of all of the members thereof, which Voting Trust is listed separately as a 5% stockholder in this table. Mr. Simon is one of three Voting Trustees of the Voting Trust.

(k) Includes 155,200 shares which Ms. Straley has the right to acquire upon the exercise of currently exercisable stock options; excludes 82,600 shares which are the subject of options granted to Ms. Straley which are not currently exercisable.

(l) Includes (i) 2,092,776 shares which Cahill, Warnock Strategic Partners Fund, L.P. (the "Fund") has the right to acquire pursuant to a currently exercisable warrant (the "Fund Warrant") and (ii) 115,958 shares which Strategic Associates, L.P. ("Strategic Associates") has the right to acquire pursuant to a currently exercisable warrant (the "Strategic Warrant") (see footnotes (a) and (b) to this
      table).   Excludes (i) 5,000 shares which are the subject of
      options granted to Mr. Warnock which are not currently exercisable, (ii) 523,194 shares with respect to which the Fund's right to purchase, granted pursuant to the Fund Warrant, is not currently exercisable and (iii) 28,990 shares with respect to which Strategic Associates' right to purchase, granted pursuant to the Strategic Warrant, is not currently exercisable.

(m) Includes shares held in the Voting Trust for the benefit of the Estate of Bertram L. Koslin, Eileen West and certain employees of the Company. Andrew L. Simon, Chairman of the Board of Directors and President of the Company, is one of three Voting Trustees of the Voting Trust. Includes an aggregate of 3,097,934 currently exercisable options and warrants which are held or deemed held by officers and directors of the Company, but are not included in the Voting Trust. Excludes an aggregate of 1,324,784 options and warrants which are held or deemed held by officers and directors of the Company which are not currently exercisable and are not included in the Voting Trust.


                           PROPOSAL NO. 1

                       ELECTION OF DIRECTORS

          MANAGEMENT RECOMMENDS THAT YOU VOTE IN FAVOR OF
           THE NOMINEES NAMED TO THE BOARD OF DIRECTORS.

          Seven directors are to be elected at the Meeting for terms of one year each and until their successors shall be elected and qualified. It is intended that votes will be cast pursuant to the enclosed proxy for the election of the seven persons whose names are first set forth below unless authority to vote for one or more of the nominees is withheld by the enclosed proxy, in which case it is intended that votes will be cast for those nominees, if any, with respect to whom authority has not been withheld. All nominees are currently members of the Board of Directors. In the event that any of the nominees should become unable or unwilling to serve as a director, a contingency which the management has no reason to expect, it is intended that the proxy be voted, unless authority is withheld, for the election of such person, if any, as shall be designated by the Board of Directors.

          DIRECTORS WILL BE ELECTED BY A PLURALITY OF THE VOTES
CAST AT THE MEETING.  THE VOTING TRUST INTENDS TO VOTE IN FAVOR
OF THE PROPOSAL.

          The following table sets forth information concerning each person nominated to serve as a director of the Company:


                                   First
                                  Became
Name                        Age  Director  Position
----                        ---  --------  ---------


Walter B. Barbe, Ph.D.      72     1997    Director; President,
                                           Modern Learning Press, Inc.


Michael D. Beck             52     1997    Director; Vice President;
                                           President and Chief
                                           Executive Officer, Beck
                                           Evaluation & Testing
                                           Associates, Inc.


Steven R. Berger            43     1996     Director


Joseph A. Fernandez, Ed.D.  63     1998     Director


Andrew L. Simon             56     1995(1)  Chairman of the Board of
                                            Directors; Chief Executive Officer;
                                            President; Chief Financial Officer


Linda G. Straley            42     1994     Director; Vice President,
                                            Operations; Secretary


David L. Warnock            40     1998     Director


(1)       Also served as a director of the Company from 1976 to 1991.

          WALTER B. BARBE was elected as a Director of the Company on May 30, 1997 and has been President and Publisher of Modern Learning Press, Inc. ("MLP"), the Company's wholly-owned subsidiary, since May 1, 1997. Dr. Barbe is also a Director of MLP. From 1990 until he joined MLP, Dr. Barbe was a Vice President of Universal Publishing. Prior to 1990, Dr. Barbe was the Editor in Chief of Highlights for Children, a children's
                       -----------------------
magazine publication. Additionally, Dr. Barbe was a professor and chairman of the Department of Special Education at Kent State University and has lectured extensively on various topics. Dr. Barbe received a B.S., an M.A. and a Ph.D. from Northwestern University and is a licensed psychologist, a publisher and a college professor.

          MICHAEL D. BECK was elected as a Director of the Company on March 28, 1997 and has been Vice President of the Company since January 2, 1997. Mr. Beck is also a Director of BETA. Since 1983, Mr. Beck has been President of BETA, which provides consulting and contractual services to school districts, state education departments and test and textbook publishers. As of January 2, 1997, BETA became a wholly-owned subsidiary of the Company and Mr. Beck continues to serve as the President of BETA. See "Certain Relationships and Related Transactions". Mr. Beck has also provided consulting services on matters of educational research and assessment for various organizations, including the U.S. Army Training Support Center and Pitney Bowes Corporation. Mr. Beck received an A.B. from John Carroll University and an M.A. from Fordham University.

          STEVEN R. BERGER was elected as a Director of the Company on March 29, 1996 and he also serves on the Company's Compensation Committee and Audit Committee. Mr. Berger has been a partner in the law firm of Christy & Viener in New York City since January 1989. Mr. Berger received an A.B. and a J.D. from
Harvard University.   Christy & Viener has acted as special
securities counsel to the Company since January 1995.

          JOSEPH A. FERNANDEZ was elected as a Director of the Company on December 15, 1998 and, since that date, he has also served on the Company's Compensation Committee. Dr. Fernandez is President of Joseph A. Fernandez & Associates, Inc., an education consulting firm. From June 1993 until June 1996, Dr. Fernandez served as President and Chief Executive Officer of School Improvement Services, Inc., an organization in Winter Park, Florida which provides consulting services related to school improvement at the state, district or school level. From June 1993 until July 1994, Dr. Fernandez also served as the President of the Council of Great City Schools, a Washington, D.C. based organization representing fifty of the largest urban school districts in the United States. Prior to assuming such positions in 1993, Dr. Fernandez served as Chancellor of the New York City Public Schools from 1990 to 1993 and as Superintendent of the Dade County Public Schools in Miami, Florida from 1987 to 1990. Dr. Fernandez also serves on the Board of Directors of Children's Comprehensive Services, Inc. Dr. Fernandez holds a B.A. from the University of Miami, a Masters in Education from Florida Atlantic University and an Ed.D. from Nova University.

          ANDREW L. SIMON was elected as Director and as President and Treasurer of the Company on March 31, 1995. Mr. Simon is also a Director of MLP and is a Director and Secretary of BETA. He served as Interim President of TASA from June 1994 through March 31, 1995. He was a founder of the Company and previously served as a Director from 1976 to 1991 and has acted as a financial consultant to the Company since its inception in 1976. From 1983 to 1986, he was a Vice President/Marketing Division Head in the Private Clients Group at Bankers Trust Company. He was a Vice President at Citibank, NA, where he held a number of senior marketing and sales positions, from 1980 to 1983. Prior to 1980, Mr. Simon served as Marketing Director for several consumer package goods companies including Norcliff-Thayer and Lederle Laboratories. He holds an M.B.A. from Columbia University and a B.A. from Washington University.
Mr. Simon is a trustee of the Harvey School and previously served as a director of the City of Poughkeepsie Partnership.

          LINDA G. STRALEY was elected as a Director of the Company and has been Vice President of Operations since June 1994. From June 1994 through March 31, 1995, she was Chairman of the Board of Directors. She has been Secretary since August 1992 and, since 1984, she has served as director of DRP Services for the Company. Ms. Straley received a B.A. in Education from Bethany College and an M.S. in Psychology and Statistics from the State University of New York.

          DAVID L. WARNOCK was elected as a Director of the Company on October 28, 1998 and, since that date, he has also served on the Company's Audit Committee. Mr. Warnock is a founding partner of Cahill, Warnock & Company, LLC, an asset management firm established in 1995 to invest in small public companies. From 1983 to 1995, Mr. Warnock was with T. Rowe Price Associates in senior management positions, including President of the corporate general partner of T. Rowe Price Strategic Partners I and T. Rowe Price Strategic Partners II, and as the Executive Vice President of T. Rowe Price New Horizons fund. Mr. Warnock also serves on the Boards of Directors of ALLIANCE National Inc., Children's Comprehensive Services, Inc., Concorde Career Colleges, Inc., Environmental Safeguards, Inc., and SRB Corporation. Mr. Warnock received a B.A. in History from the University of Delaware and a Masters in Finance from the University of Wisconsin.

          Pursuant to an Investor Rights Agreement between the Company, Cahill, Warnock Strategic Partners Fund, L.P. (the "Fund") and Strategic Associates, L.P. (together, with the Fund, the "Cahill, Warnock Entities"), the Company has agreed that so long as the Cahill, Warnock Entities own at least 50% of the Warrants (as defined in footnote (a) to the table in "Security Ownership of Certain Beneficial Owners and Management" herein), or if the Warrants have been exercised, the shares issuable pursuant thereto, the Cahill, Warnock Entities have the right to nominate two directors to the Board of Directors of the Company. David L. Warnock and Joseph A. Fernandez are the two current directors who were nominated by the Cahill, Warnock Entities. Pursuant to the Investor Rights Agreement, the directors and executive officers have agreed, at each meeting of stockholders for the purpose of electing directors, to cast their eligible votes in favor of the nominees of the Cahill, Warnock Entities. In addition, for a period of 29 months from October 28, 1998, at each meeting of stockholders for the purpose of electing directors, the Cahill, Warnock Entities have agreed to cast all of their eligible votes in favor of the directors nominated by the Company. See "Certain Relationships and Related Transactions".

COMMITTEES AND MEETINGS

          The Company does not presently have any standing nominating committee of the Board of Directors or committee performing similar functions.

          The Board of Directors had six meetings during the fiscal year ended October 31, 1998 ("Fiscal 1998") and otherwise acted by unanimous written consent.

          The Compensation Committee, which, until August 1998, consisted of Mr. Berger and Dr. Michael Milone, had three meetings during Fiscal 1998 and otherwise acted by unanimous written consent. Dr. Milone resigned from the Board of Directors to pursue other interests, effective August 19, 1998. Dr. Fernandez, who was elected as a director on December 15, 1998, now serves on the Compensation Committee with Mr. Berger. The Compensation Committee, among other things, sets compensation for the employees of the Company and administers the Company's Amended and Restated 1991 Stock Option Incentive Plan.

          The Audit Committee, which, until August 1998, consisted of Mr. Berger and Dr. Milone, had one meeting during Fiscal 1998 and otherwise acted by unanimous written consent.
Dr. Milone resigned from the Board of Directors to pursue other interests, effective August 19, 1998. Mr. Warnock, who was elected as a director on October 28, 1998, now serves on the Audit Committee with Mr. Berger. The Audit Committee, among other things, reviews the financial statements with the Company's independent auditors.

                     EXECUTIVE COMPENSATION

          The following table shows compensation for services rendered to the Company during the fiscal years ended October 31, 1998, 1997 and 1996 respectively, by the Chief Executive Officer, the Vice President, DRP Services and the President of BETA. Each executive officer serves under the authority of the Board of Directors. No other executive officer of the Company received cash compensation that exceeded $100,000 during the fiscal year ended October 31, 1998. Therefore, pursuant to Item 402 of Regulation S-B, only compensation for each of the Chief Executive Officer, the Vice President, DRP Services and the President of BETA is shown in the Summary Compensation Table below.



                                  SUMMARY COMPENSATION TABLE


                        Annual Compensation                                 Long-Term Compensation
                        -------------------------------------------------------------------------------


                                                                      Awards                 Payouts
                                                                  -------------------------------------

                                                  Other Annual                Securities                 All Other
                                                     Compen-    Restricted    Underlying         LTIP     Compen-
                                                      sation      Stock      Options/SARs(1)   Payouts     sation
Name and Principal    Year    Salary($)   Bonus($)      ($)     Award(s)($)      (#)             ($)        ($)
------------------------------------------------------------------------------------------------------------------

Andrew L. Simon,      1998    $180,000      0        $41,663(3)     0            78,500/0           0          0
President, Chief      1997     135,000      0         39,025(3)     0           239,000/0           0          0
Executive Officer     1996     109,568      0         33,707(3)     0            82,500/0           0          0
and Chief Financial
Officer
------------------------------------------------------------------------------------------------------------------
Stephen H. Ivens,     1998    $112,000      0        $35,362(4)     0            25,000/0           0          0
Vice President,       1997     112,000      0         35,210(4)     0        102,500(2)/0           0          0
DRP Services          1996     107,068      0         34,163(4)     0            52,500/0           0          0
------------------------------------------------------------------------------------------------------------------
Michael D. Beck,      1998    $110,000      0        $32,864(5)     0            55,000/0           0          0
Vice President,       1997      83,333      0         24,622(5)     0        125,000(6)/0           0          0
TASA; President       1996           0      0              0        0                 0/0           0          0
and Chief Executive
Officer, BETA
------------------------------------------------------------------------------------------------------------------

-------------
(1)       To date, the Company has issued no SARs.
(2) Granted in connection with the rejuvenation of certain options held by all employees of the Company, pursuant to which certain severely out-of-the-money options were canceled and new options to purchase an equal number of shares were granted, each with a new expiration date and a new exercise price equal to the fair market value of the Company's Common Stock on March 28, 1997.
(3) Includes: contributions of $24,000, $20,250 and $16,435 to the Company's qualified 401(k) Profit Sharing Plan (the "401(k)"), in the fiscal years ended October 31, 1998, 1997, 1996, respectively; and $8,250 annually for a company car.
(4) Includes: contributions of $16,800, $16,800 and $16,060 to the Company's 401(k) in the fiscal years ended October 31, 1998, 1997, 1996, respectively; and $7,250,
          $6,100 and $7,250 for a company car, in the fiscal years ended October 31, 1998, 1997, 1996, respectively.
(5) Includes: a contribution of $17,250 and $12,500 to the Company's 401(k) in Fiscal 1998 and 1997, respectively; and $7,176 and $4,460 for a company car in Fiscal 1998 and 1997, respectively.
(6) Granted as part of the purchase price for the acquisition of BETA by the Company.


EMPLOYMENT CONTRACTS

          On March 1, 1996, the Company entered into an employment agreement with each of Andrew L. Simon and Stephen H. Ivens, pursuant to which the Company agreed to employ Mr. Simon and Dr. Ivens, and each of Mr. Simon and Dr. Ivens agreed to remain, as the Company's President and Chief Executive Officer and Vice President, DRP Services, respectively, for a term of three years, subject to automatic yearly extensions and certain rights of termination as provided in each such agreement.

          As of January 2, 1997, the Company entered into an employment agreement with Michael D. Beck, pursuant to which the Company agreed to employ Mr. Beck, and Mr. Beck agreed to remain, as a vice president of TASA and President and Chief Executive Officer of BETA, for a term of three years, subject to automatic yearly extensions and certain rights of termination as provided in such agreement.

          In the employment agreements with each of Messrs. Simon, Ivens and Beck, the Company has agreed to provide for certain benefits and protections for such executive officers in connection with a change of control of the Company. Such agreements provide that upon the occurrence of a change of control (as defined in each agreement), such executive's employment agreement would continue until the earlier of three years from the date of such change of control or the date all of the Company's obligations under the employment agreement are satisfied. In addition, in the event of a change of control, each executive officer would be awarded for each fiscal year during the employment term, an annual bonus in cash at least equal to the average annual bonus payable to such executive in respect of two of the last three fiscal years immediately preceding the date of the change of control in which bonuses paid were higher. In addition, Mr. Beck's employment agreement provides that, in the event of a change of control, he would be entitled to receive a bonus equal to the average annual bonus payable to Mr. Beck from the Company in respect of two of the last three fiscal years immediately preceding the date of any change of control in which the bonuses paid were higher.

          As of May 1, 1997, MLP entered into an employment agreement with Walter B. Barbe, pursuant to which MLP agreed to employ Dr. Barbe, and Dr. Barbe agreed to remain, as MLP's President and Publisher for a term of one year, subject to automatic yearly extensions and certain rights of termination as provided in each such agreement. Pursuant to its terms, Dr. Barbe's employment contract was automatically extended through May 1, 1999.

          As of November 2, 1998, the Company acquired substantially all of the assets of Mildred Elley School, Inc. ("MESI"). MESI entered into an employment agreement with Faith Takes, pursuant to which, Ms. Takes agreed to remain as the President and Chief Executive Officer of MESI and to become the Executive Vice President of TASA Educational Services Corporation, a wholly-owned subsidiary of the Company and the parent company of MESI. Ms. Takes' employment agreement has a term of three years, subject to automatic yearly extensions and certain rights of termination as provided in such agreement.

          Each employment agreement contains a non-competition clause for two to three years following termination of the executive's employment.

          Generally, each employee of the Company has agreed to the assignment to the Company of the employee's rights to any inventions relating to the Company's business or interest which were conceived both prior to and during the period of employment and, except under certain specified conditions, the Company's employees are prohibited from competing for one year with the Company in areas in which he or she was employed.

STOCK INCENTIVE PLAN

          The Board of Directors of the Company adopted the 1991 Stock Option Incentive Plan (the "Option Plan") on August 25, 1991 in order to attract and retain qualified personnel, which Option Plan was approved by the stockholders on August 25, 1991. The Board of Directors adopted the Amended and Restated 1991 Stock Option Incentive Plan (the "Amended Option Plan") in February 1996, which Amended Option Plan amended and restated the Option Plan and was approved by the stockholders of the Company on March 29, 1996. Under the Amended Option Plan, options to purchase up to 2,500,000 shares of Common Stock may be granted to employees, officers, directors and consultants of the Company. The Amended Option Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). Subject to the terms of the Amended Option Plan, the Committee is authorized to select optionees and determine the number of shares covered by each option and certain of its other terms. The exercise price of stock options granted under the Amended Option Plan may not be less than the fair market value of the Company's Common Stock on the date of the grant. In general, options become exercisable after the first anniversary of the date of grant. The period within which any stock option may be exercised cannot exceed ten years from the date of grant. Options held by a terminated employee expire three months after termination except in the event of death, disability or termination for cause. No one participant may receive, in any one fiscal year, awards under the Amended Option Plan which would entitle the Participant to receive more than 200,000 shares.

          In Fiscal 1996, the Company granted a total of 233,000 options under the Amended Option Plan; in Fiscal 1997, the Company granted a total of 1,018,250 options under the Amended Option Plan of which 715,750 options were granted in connection with the Rejuvenation; and in Fiscal 1998 the Company granted a total of 363,500 options under the Amended Option Plan. In Fiscal
1996, 637,678 options under the Amended Option Plan were canceled or forfeited; in Fiscal 1997, 715,750 options under the Amended Option Plan were canceled; and in Fiscal 1998, 88,400 options under the Amended Option Plan were canceled. As of December 31, 1998, there were 2,220,550 options in the aggregate outstanding under the Amended Option Plan.

                         OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                        Individual Grants
-----------------------------------------------------------------------------------------------------------------
                            Number of Securities
                                 Underlying               Percent of Total          Exercise or
                          Options/SARs(1) Granted      Options/SARs Granted to       Base Price
     Name                           (#)              Employees in Fiscal Year(3)       ($/Sh)     Expiration Date
-----------------------------------------------------------------------------------------------------------------

Andrew L. Simon,               78,500(2)                       16.4%                  $1.063       March 26, 2008
President, Chief
Executive Officer
and Chief Financial
Officer
-----------------------------------------------------------------------------------------------------------------
Stephen H. Ivens,              25,000(2)                        5.2%                  $1.063       March 26, 2008
Vice President,
DRP Services
-----------------------------------------------------------------------------------------------------------------
Michael D. Beck,               55,000(2)                       11.5%                  $1.063       March 26, 2008
Vice President,
TASA; President and
Chief Executive
Officer, BETA
-----------------------------------------------------------------------------------------------------------------

-------------
(1)       To date, the Company has issued no SARs.
(2)       These options become exercisable on March 28, 1999.
(3) Includes all options granted to employees and directors under the Amended Option Plan, the Directors Stock Option Plan and the Consultants Stock Incentive Plan in Fiscal 1998.




                 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                             AND FY-END OPTION/SAR VALUES


                                                             Number of            Value of
                                                       Securities Underlying    Unexercised
                                                            Unexercised        In-the-Money
                                                          Options/SARs(1)      Options/SARs(1)
                                                           at FY-End(#)         at FY-End ($)
                                                      ----------------------------------------
                        Shares Acquired     Value            Exercisable/        Exercisable/
Name                    on Exercise (#)   Realized ($)      Unexercisable       Unexercisable
-----------------------------------------------------------------------------------------------------
Andrew L. Simon,             0                0             321,500/78,500          0/0(2)
President, Chief
Executive Officer
and Chief
Financial Officer
-----------------------------------------------------------------------------------------------------
Stephen H. Ivens,            0                0             155,000/25,000          0/0(2)
Vice President,
DRP Services
-----------------------------------------------------------------------------------------------------
Michael D. Beck,             0                0             125,000/55,000        $23,500/0(2)
Vice President,
TASA; President and
Chief Executive
Officer, BETA
-----------------------------------------------------------------------------------------------------

-------------
(1)       To date, the Company has issued no SARs.
(2)       Based on the closing price of the Company's Common
          Stock on NASDAQ on October 30, 1998, or $0.719.


DIRECTORS COMPENSATION

         The Board of Directors of the Company adopted the Directors Plan in February 1996 in order to aid the Company in attracting, retaining and motivating independent directors, which Directors Plan was approved by the stockholders of the Company on March 29, 1996. Under the Directors Plan, non-qualified stock options to purchase up to 100,000 shares of Common Stock may be granted to non-employee directors of the Company, which options are granted automatically at the times and in the manner stated in the Directors Plan.

         Subject to the terms of the Directors Plan, each non-employee director receives 5,000 options on the day he (she) first is elected to the Board of Directors, and 2,500 options on the date of each annual meeting of the stockholders of the Company, provided he (she) is re-elected to the Board of Directors. The exercise price of stock options granted under the Directors Plan is the fair market value of the Company's Common Stock on the date of grant. The options become exercisable after the first anniversary of the date of grant and the term of the option cannot exceed ten years. On March 29, 1996, the Company granted 10,000 options; on March 28, 1997, the Company granted 5,000 options; on March 27, 1998, the Company granted 5,000 options; and on October 28, 1998, the Company granted 5,000 options.

         Directors receive no compensation, other than the options pursuant to the Directors Plan, for services in such capacity.

OTHER PLANS

         Consultants Stock Incentive Plan.  In March 1997, the
         --------------------------------
Board of Directors of the Company adopted the Consultants Plan, pursuant to which options to purchase up to 200,000 shares of Common Stock may be granted to consultants to the Company. The Consultants Plan is administered by the Board of Directors of the Company. Subject to the terms of the Consultants Plan, the Board is authorized to select optionees and determine the number of shares covered by each option and certain of its other terms. In general, the exercise price of stock options granted under the Consultants Plan is the fair market value of the Company's Common Stock on the date of the grant, however, the Board has the discretion to use another method of valuation if it determines that such other valuation is warranted. In general, options become exercisable six months from the date of grant, although the Board has discretion to set either longer or shorter vesting periods. The period within which any stock option may be exercised cannot exceed ten years from the date of grant. If a consultant's association with the Company is terminated prior to the end of its agreed term, all unexercised, deferred and unpaid awards shall be canceled immediately, except in the event of the Consultant's death or disability. In Fiscal 1997, 50,000 options were granted under the Consultants Plan. In Fiscal 1998, 105,000 options were granted under the Consultants Plan.

         Profit Sharing Plan. The Company has a qualified 401(k)
         -------------------
Profit Sharing Plan. The 401(k) Plan allows employees to contribute up to 15 percent of income through Company contributions and a salary reduction mechanism. Company contributions to the 401(k) Plan are optional and accrue at the discretion of the Board of Directors. For Fiscal 1998, Fiscal 1997 and Fiscal 1996, the Company made a contribution to profit sharing equal to five percent (5%) of each eligible employee's compensation, thereby limiting each eligible employee to contribute up to ten percent (10%) of compensation.

         Net assets for the 401(k) Plan, as estimated by the Massachusetts Mutual Life Insurance Company which maintains such plan's records, are $1,656,023 at October 31, 1998.

         Money Purchase Pension Plan.  In October 1991, the
         ---------------------------
Company adopted a Money Purchase Pension Plan, which has been qualified by the Internal Revenue Service. Under this Plan, the Company makes an annual contribution to the Plan equal to ten percent (10%) of each eligible employee's compensation.

         Net assets for the Money Purchase Pension Plan, as estimated by the Massachusetts Mutual Life Insurance Company which maintains such plan's records, are $741,928 at October 31, 1998.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own beneficially more than ten percent of the Company's outstanding common stock to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of common stock and other securities of the Company on Forms 3, 4 and 5, and to furnish the Company with copies of all such forms they file. Based on a review of copies of such reports received by the Company, all of the Company's directors and officers timely filed all reports required with respect to Fiscal 1998.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         As of November 2, 1998, the Company acquired substantially all of the assets of Mildred Elley Schools, Inc. (the "Acquisition").
The Company financed the Acquisition through the issuance of debentures, with warrants attached, pursuant to a Securities Purchase Agreement with Cahill, Warnock Strategic Partners Fund, L.P. and Strategic Associates, L.P. (collectively, the "Cahill, Warnock Entities"). Pursuant to the Securities Purchase Agreement, the Company:
(i) issued and sold to the Purchasers 8% Debentures due 2003 (the "Debentures") in the aggregate principal amount of $4,000,000,
(ii) issued and sold to the Cahill Warnock Entities, as additional consideration for purchasing the Debentures, warrants (the "Warrants") to acquire 2,760,918 shares of the Company's Common Stock, which, on the date of issuance of the Debentures, constituted 20% of the Company's issued and outstanding common stock on a fully diluted basis, after giving effect to the transactions contemplated in the Securities
Purchase Agreement and (iii) authorized the issuance and sale in the future to the Cahill Warnock Entities of additional shares of the Company's Common Stock upon the Company's exercise of a put option, the terms and conditions of which are set forth in the Securities Purchase Agreement. Of the Warrants issued, 80% are immediately exercisable, and 20% will become exercisable 18 months after the issuance thereof if the Company shall not have repaid the Debentures in full by such date. Pursuant to a Registration Rights Agreement between the Company and the Cahill Warnock Entities, the Company has agreed to register with the Securities and Exchange
Commission the shares of Common Stock underlying the Warrants.

         Pursuant to an Investor Rights Agreement between the Company and the Cahill Warnock Entities, the Company has agreed that so long as the Cahill Warnock Entities own at least 50% of the Warrants (or if the Warrants have been exercised, the shares issuable pursuant thereto), the Purchasers shall have the right to nominate two directors to the Board of Directors of the Company. David L. Warnock and Joseph A. Fernandez are the current directors who were nominated by the Cahill, Warnock Entities. Pursuant to the Investor Rights Agreement, the directors and executive officers have agreed, at each meeting of stockholders for the purpose of electing directors, to cast their eligible votes in favor of the nominees of the Cahill Warnock Entities. In addition, for a period of 29 months from October 28, 1998, at each meeting of stockholders for the purpose of electing directors, the Cahill Warnock Entities have agreed to cast all of their eligible votes in favor of the directors nominated by the Company.

         As of January 2, 1997 (the "Agreement Date"), the Company purchased all of the outstanding capital stock of BETA from the holders of such shares for a purchase price equal to (i) $130,000 in cash, (ii) $150,000 payable in promissory notes, bearing interest at the rate of 8.25% and maturing on January 2, 1999, and (iii) 150,000 shares of the Company's Common Stock, par value $.0001 per share. Michael D. Beck, Vice President and Director of the Company and President and Chief Executive Officer of BETA, Connie Beck, Mr. Beck's wife, and Amanda Beck, Mr. Beck's minor daughter, were the shareholders of BETA at the time of its acquisition. Pursuant to the Stock Purchase Agreement, Mr. Beck has the option to repurchase all of the outstanding capital stock of BETA from the Company for a period of six years from the Agreement Date, provided that Mr. Beck may not exercise the option prior to the third anniversary of the Agreement Date unless his employment with the Company and BETA is not renewed at the expiration of the initial three-year term or has been terminated for "cause" or "disability" or he leaves after a change of control for "good reason" (as contemplated by his employment agreement). The option exercise price is subject to a formula and varies based upon the reason for, and timing of, exercise.

         One of the Company's directors, Steven R. Berger, is a partner in Christy & Viener, which acts as special securities counsel to the Company. The Company paid legal fees of $143,375, $124,864 and $112,458 to Christy & Viener for the fiscal years ended October 31, 1998, 1997 and 1996, respectively.




                         PROPOSAL NO. 2

                       REVERSE STOCK SPLIT

         MANAGEMENT RECOMMENDS THAT YOU VOTE TO APPROVE
                THE REVERSE STOCK SPLIT PROPOSAL

         The Board of Directors of the Company has approved the proposal for the one-for-four reverse stock split of the Company's Common Stock (the "Reverse Stock Split"), subject to the approval by the stockholders of the Company. The proposal for the Reverse Stock Split is referred to herein as the "Reverse Stock Split Proposal".

         Except for an adjustment which may result from the rounding up of fractional shares as described below, each stockholder will hold the same percentage of Common Stock outstanding immediately following the Reverse Stock Split as each stockholder did immediately prior to the Reverse Stock Split. If approved by the stockholders of the Company as provided herein, the Reverse Stock Split will be effected by an amendment to the Company's Certificate of Incorporation in substantially the form attached to this Proxy Statement as Appendix A (the "Reverse Stock Split Amendment"), and will become effective upon the filing of the Reverse Stock Split Amendment with the Secretary of State of Delaware (the "Effective Date"). The following discussion is qualified in its entirety by the full text of the Reverse Stock Split Amendment, which is hereby incorporated by reference herein.

         At the Effective Date, each four shares of Common Stock issued and outstanding will automatically be reclassified and converted into one share of Common Stock. Fractional shares of Common Stock will not be issued as a result of the Reverse Stock Split, but instead, any fractional shares will be rounded up to the nearest whole share. Each stockholder immediately before the Reverse Stock Split will continue to be a stockholder immediately after the Reverse Stock Split.

         The Company expects that, if the Reverse Stock Split Proposal is approved by the stockholders at the Meeting, the Reverse Stock Split Amendment will be filed promptly. However, notwithstanding approval of the Reverse Stock Split Proposal by the stockholders of the Company, the Board of Directors of the Company may elect not to file, or to delay the filing of, the Reverse Stock Split Amendment, if the Board of Directors determines that filing the Reverse Stock Split Amendment would not be in the best interest of the Company and its stockholders.
In addition, the Board of Directors may make any and all changes to the Reverse Stock Split Amendment that it deems necessary to give effect to the intents and purposes of the Reverse Stock Split.

REASONS FOR THE REVERSE STOCK SPLIT

         The primary purpose of the Reverse Stock Split is to combine the outstanding shares of Common Stock so that the Common Stock outstanding after giving effect to the Reverse Stock Split trades at a significantly higher price per share than the Common Stock outstanding before giving effect to the Reverse Stock Split. The Company believes that the Reverse Stock Split will aid the Company in remaining eligible for listing on the Nasdaq SmallCap Market of The Nasdaq Stock Market, Inc. (the "Nasdaq SmallCap Market").

         In response to action taken by the staff of the Nasdaq Stock Market, Inc. (the "Staff"), the Company has proposed to effect the Reverse Stock Split in order to comply with the minimum bid price requirement of $1.00 per share required for continued inclusion of the Common Stock on the Nasdaq SmallCap Market, pursuant to the Nasdaq SmallCap continued Listing requirements (the "Nasdaq Listing Requirements"). On August 14, 1998, the Staff advised the Company that the bid price for the Common Stock had been below $1.00 for a period of thirty consecutive days. The Staff provided the Company ninety days to comply with such requirement for a period of ten consecutive days in order to continue listing of the Common Stock on the Nasdaq SmallCap Market. The Company was unable to meet this requirement during the ninety-day period, but requested, and has been granted, an oral hearing by the Staff on January 21, 1999. In the meantime, the Staff's delisting action is stayed pending resolution of the Nasdaq hearing or subsequent appeals. The Company believes, but cannot assure, that the Reverse Stock
Split will enable the Common Stock to trade above the minimum bid price established by the Nasdaq Listing Requirements, however, there can be no assurance that the Company will succeed in convincing Nasdaq that it will be able to meet or continue to meet the Nasdaq Listing Requirements. If, as a result of the Reverse Stock Split and the Company's hearing with the Staff, the Company's Common Stock remains eligible for listing on the Nasdaq SmallCap Market, there can be no assurance that the Common Stock will continue to trade above the minimum bid price or that the Company will continue to meet each of the other Nasdaq Listing Requirements. See "--Other Nasdaq Requirements."

         The Company believes that maintaining the listing of the Common Stock on the Nasdaq SmallCap Market is in the best interests of the Company and its stockholders. Inclusion in the Nasdaq SmallCap Market increases liquidity and may potentially minimize the spread between the "bid" and "asked" prices quoted by market makers. Further, a Nasdaq SmallCap Market listing may enhance the Company's access to capital and increase the Company's flexibility in responding to anticipated capital requirements. The Company believes that prospective investors will view an investment in the Company more favorably if its shares qualify for listing on the Nasdaq SmallCap Market.

         The Company also believes that the current per share price level of the Company's Common Stock has reduced the effective marketability of the Company's shares because of the reluctance of many leading brokerage firms to recommend low priced stock to their clients. Certain investors view low-priced stock as unattractive, although certain other investors may be attracted to low-priced stock because of the greater trading volatility sometimes associated with such securities. In addition, a variety of brokerage house policies and practices tend to discourage individual brokers within those firms from dealing in low-priced stock. Some of those policies and practices pertain to the payment of brokers commissions and to time-consuming procedures that function to make the handling of low-priced stocks unattractive to brokers from an economic standpoint.

         In addition, since brokerage commissions on low-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, the current share price of the Common Stock can result in individual stockholders paying transaction costs (commissions, markups, or markdowns) which are a higher percentage of their total share value than would be the case if the share price were substantially higher. This factor also may limit the willingness of institutions to purchase the Common Stock at its current low share price. The Board of Directors believes that the Reverse Stock Split will enhance the Company's flexibility in the future for financing and capitalization needs. There can, however, be no assurance that the Reverse Stock Split will have any of the foregoing effects.

         In the event that the Company's Common Stock is delisted from the Nasdaq SmallCap Market, sales of the Company's Common Stock would likely only be conducted in the over-the-counter market or potentially in regional exchanges. This may have a negative impact on the liquidity and price of the Common Stock and investors may find it more difficult to purchase or dispose of, or to obtain accurate quotations as to the market value of, the Company's Common Stock.

         In addition, if the Common Stock is not listed on the Nasdaq SmallCap Market and the trading price of the Common Stock were to remain below $5.00 per share, trading in the Company's Common Stock would also be subject to the requirements of certain rules promulgated under the Securities Exchange Act of 1934, as amended, which require additional disclosure by broker-dealers in connection with any trades involving a stock defined as a penny stock (generally, any non-Nasdaq equity security that has a market price of less than $5.00 per share, subject to certain exceptions). The additional burdens imposed upon broker-dealers from effecting transactions in the Common Stock could limit the market liquidity of the Common Stock and the ability of investors to trade the Company's Common Stock.

         For all the above reasons, the Company believes that the Reverse Stock Split is in the best interests of the Company and its stockholders. However, there can be no assurances that the Reverse Stock Split will have the desired consequences. The Company anticipates that, following the consummation of the Reverse Stock Split, the Common Stock will trade at a price per share that is significantly higher than the current market price of the Common Stock. THERE CAN BE NO ASSURANCE THAT THE TOTAL MARKET CAPITALIZATION OF THE COMMON STOCK AFTER THE PROPOSED REVERSE STOCK SPLIT WILL BE EQUAL TO THE TOTAL MARKET CAPITALIZATION BEFORE THE PROPOSED REVERSE STOCK SPLIT OR THAT THE MARKET PRICE FOLLOWING THE REVERSE STOCK SPLIT WILL EITHER EXCEED OR REMAIN IN EXCESS OF THE CURRENT MARKET PRICE.

EFFECT OF THE REVERSE STOCK SPLIT PROPOSAL

         Although the Company expects to file the Reverse Stock Split Amendment with the Delaware Secretary of State's office promptly following approval of the Reverse Stock Split Proposal at the Meeting, the actual timing of such filing (and whether such filing is made) will be determined by the Board of Directors based upon their evaluation as to when such action will be most advantageous to the Company and its stockholders.
Notwithstanding approval of the Reverse Stock Split Proposal by the stockholders of the Company, the Board of Directors may elect not to file, or to delay the filing of, the Reverse Stock Split Amendment, if the Board of Directors determines that filing the Reverse Stock Split Amendment would not be in the best interest of the Company and its stockholders.

         After the Reverse Stock Split, each stockholder shall own one-fourth as many shares (but the same percentage of the outstanding shares) as such stockholder owned before the Reverse Stock Split; provided, however, that any fractional share shall be rounded upward to the nearest whole share. Each stockholder of the Company immediately before the Reverse Stock Split will continue to be a stockholder immeidately after the Reverse Stock Split. The number of shares of Common Stock that may be purchased upon the exercise of outstanding options, warrants, and other securities convertible into, or exercisable or exchangeable for, shares of Common Stock, (collectively, "Convertible Securities") and the per share exercise or conversion prices thereof, will be adjusted appropriately as of the Effective Date, so that the aggregate number of shares of Common Stock issuable in respect of Convertible Securities immediately following the Effective Date will be one-fourth of the number issuable in respect thereof immediately prior to the Effective Date, and the aggregate exercise or conversion prices thereunder shall remain unchanged.

         The Reverse Stock Split may also result in some stockholders owning "odd lots" of less than 100 shares of Common Stock received as a result of the Reverse Stock Split. Brokerage commissions and other costs of transactions in odd lots may be higher, particularly on a per-share basis, than the cost of transactions in even multiples of 100 shares.

         The par value of the Common Stock will remain at $0.0001 per share following the Reverse Stock Split, and the number of shares of the Common Stock outstanding will be reduced. As a consequence, the aggregate par value of the outstanding Common Stock will be reduced, while the aggregate capital in excess of par value attributable to the outstanding Common Stock for statutory and accounting purposes will be correspondingly increased. The Reverse Stock Split will not affect the Company's total stockholders' equity. If the Reverse Stock Split is effected, all share and per share information would be retroactively adjusted following the Effective Date to reflect the Reverse Stock Split for all periods presented in future filings.

         The Board considered reducing the number of shares of authorized Common Stock in connection with the Reverse Stock Split but determined that the availability of additional shares may be beneficial to the Company in the future. The availability of additional authorized shares will allow the Board to issue shares for corporate purposes, if appropriate opportunities should arise, without further action by stockholders or the time delay involved in obtaining stockholder approval (unless approval is required by law or regulation). Such purposes could include effecting future acquisitions of other businesses or meeting requirements for working capital or capital expenditures through the issuance of shares. To the extent that any additional shares (or securities convertible into common stock) may be issued on other than a pro rata basis to current stockholders, the present ownership position of current stockholders may be diluted. The Common Stock has no preemptive rights. In addition, if another party should seek to acquire or take over control of the Company, and the Board does not believe such transaction is in the best interest of the Company and its stockholders, some or all of the authorized shares could be issued to another party to try to block such transaction.


EXCHANGE OF STOCK CERTIFICATES; NO FRACTIONAL SHARES

         The combination and reclassification of shares of Common Stock pursuant to the Reverse Stock Split will occur automatically on the Effective Date without any action on the part of stockholders of the Company and without regard to the date certificates representing shares of Common Stock prior to the Reverse Stock Split are physically surrendered for new certificates. Every four (4) shares of issued Common Stock would be converted and reclassified into one (1) share of post-Split Common Stock, and any fractional interests resulting from such reclassification would be rounded upward to the nearest whole share. For example, a holder of one hundred (100) shares prior to the Effective Date would be the holder of twenty-five (25) shares at the Effective Date, and the holder of one thousand (1000) shares prior to the Effective Date would be the holder of two hundred and fifty (250) shares at the Effective Date.

         As soon as practicable after the Effective Date, transmittal forms will be mailed to each holder of record of certificates for shares of Common Stock to be used in forwarding such certificates for surrender and exchange for certificates representing the number of shares of Common Stock such stockholder is entitled to receive as a consequence of the Reverse Stock Split. The transmittal forms will be accompanied by instructions specifying other details of the exchange. Upon receipt of such transmittal form, each stockholder should surrender the certificates representing shares of Common Stock prior to the Reverse Stock Split, in accordance with the applicable instructions. Each holder who surrenders certificates will receive new certificates representing the whole number of shares of Common Stock that such stockholder holds as a result of the Reverse Stock Split including shares resulting from the rounding up of any fractional shares. Stockholders will not be required to pay any transfer fee or other fee in connection with the exchange of certificates.

         STOCKHOLDERS SHOULD NOT SEND THEIR STOCK CERTIFICATES
UNTIL THEY RECEIVE A TRANSMITTAL FORM.

         As of the Effective Date, each certificate representing shares of Common Stock outstanding prior to the Effective Date (an "old certificate") will be deemed canceled and, for all corporate purposes, will be deemed only to evidence ownership of the number of shares of Common Stock into which the shares of Common Stock evidenced by such certificate have been converted by the Reverse Stock Split.


FEDERAL INCOME TAX CONSEQUENCES

         The following discussion of material federal income tax consequences of the Reverse Stock Split is based upon the Internal Revenue Code of 1986 (the "Code"), Treasury regulations thereunder, judicial decisions, and current administrative rulings and practices, all as in effect on the date hereof and all of which could be repealed, overruled, or modified at any time, possibly with retroactive effect. No ruling from the Internal Revenue Service (the "IRS") with respect to the matters discussed herein has been requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion.

         This discussion may not address certain federal income tax consequences that may be relevant to particular stockholders in light of their personal circumstances or to certain types of stockholders (such as dealers in securities, insurance companies, foreign individuals and entities, financial institutions, and tax-exempt entities) who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local, or foreign laws.

         STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS AS
TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK
SPLIT.

         Except as discussed below, no gain or loss should be recognized by a stockholder who receives only Common Stock upon the Reverse Stock Split. The aggregate tax basis of the shares of Common Stock held by a stockholder following the Reverse Stock Split will equal the stockholder's aggregate basis in the Common Stock held immediately prior to the Reverse Stock Split and generally will be allocated among the shares of Common Stock held following the Reverse Stock Split on a pro-rata basis. Stockholders who have used the specific identification method to identify their basis in shares of Common Stock combined in the Reverse Stock Split should consult their own tax advisors to determine their basis in the post-Reverse Stock Split shares of Common Stock received in exchange therefor. Shares of Common Stock received should have the same holding period as the Common Stock surrendered. Although not free from doubt, the results described above should apply to a stockholder who receives a portion of his or her Common Stock as a result of the rounding up of a fractional share to a whole share. However, it is possible that the receipt of additional Common Stock due to rounding could be wholly or partly taxable.


OTHER NASDAQ REQUIREMENTS

         In addition to the minimum bid price per share requirement described above, the Common Stock's continued listing on the Nasdaq SmallCap Market is subject to the maintenance of other quantitative and non-quantitative requirements, as set forth in the Nasdaq Listing Requirements. In particular, the Nasdaq Listing Requirements require that a company currently included in the Nasdaq SmallCap Market meet each of the following standards to maintain its continued listing: (i) either (A) net tangible assets of $2 million, (B) market capitalization of $35 million, or (C) net income (in the latest fiscal year or two of the last three fiscal years) of $500,000; (ii) public float of at least 500,000 shares, with a market value of at least $1 million;
(iii) minimum bid price of $1; (iv) at least 300 round lot beneficial shareholders; (v) at least two market makers; and (vi) compliance with certain corporate governance requirements. Although the Company believes that it will meet such requirements on the first full trading day after the Reverse Stock Split has become effective, there can be no assurances that such will be the case, or that other factors will not cause the Company to fail to meet such requirements.

         THE REVERSE STOCK SPLIT PROPOSAL MUST BE APPROVED BY A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK. THE VOTING TRUST INTENDS TO VOTE IN FAVOR OF THE PROPOSAL. MANAGEMENT RECOMMENDS THAT YOU VOTE TO APPROVE THE REVERSE STOCK SPLIT PROPOSAL.



                          PROPOSAL NO. 3

               RATIFICATION OF INDEPENDENT AUDITORS

           MANAGEMENT RECOMMENDS THAT YOU VOTE TO RATIFY
           THE APPOINTMENT OF THE INDEPENDENT AUDITORS.

         The Board of Directors of the Company has appointed the firm of Lazar, Levine & Felix LLP ("Lazar") as its independent auditors for the 1999 fiscal year. While it is not required to do so, the Company is submitting the appointment of Lazar to the stockholders for ratification. Lazar has been serving the Company in this capacity since September 1995. A representative from Lazar will be present at the Meeting and will be given the opportunity to make a statement if the representative desires to do so. The representative is expected to be available to respond to appropriate questions. If the appointment of Lazar is not ratified by the stockholders of the Company, the Board of Directors will reconsider the appointment of Lazar.

         THE BOARD OF DIRECTORS INTENDS THAT THE APPOINTMENT OF
THE INDEPENDENT AUDITORS BE RATIFIED BY A MAJORITY OF THE VOTES
CAST.  THE VOTING TRUST INTENDS TO VOTE IN FAVOR OF THE PROPOSAL.



                         OTHER INFORMATION

         Accompanying this Proxy Statement and the notice of meeting which is the first page of this Proxy Statement is the Company's Proxy and Annual Report for its fiscal year ended
October 31, 1998.

                  PROPOSALS OF SECURITY HOLDERS

         Proposals of security holders intended to be presented at the next Annual Meeting must be received by the Company for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting no later than October 29, 1999.

                   AVAILABILITY OF ANNUAL REPORT

         COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB
FOR THE FISCAL YEAR ENDED OCTOBER 31, 1998, AS FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION, WILL BE PROVIDED FREE OF
CHARGE TO ANY STOCKHOLDER UPON WRITTEN REQUEST TO:

      Ms. Linda G. Straley, Vice President and Secretary,
   Touchstone Applied Science Associates, Inc., P.O. Box 382,
        4 Hardscrabble Heights, Brewster, New York 10509.



                             LINDA G. STRALEY
                             Vice President and Secretary

Brewster, New York
January __, 1999

                                                       APPENDIX A

                    CERTIFICATE OF AMENDMENT
                               OF
                  CERTIFICATE OF INCORPORATION
                               OF
          TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.

                       -------------------

                  Pursuant to Section 242 of the
         General Corporation Law of the State of Delaware

                       -------------------

          The undersigned, the President and Secretary of Touchstone Applied Science Associates, Inc., a Delaware corporation (the "Corporation"), do hereby certify as follows:

          1.   The name of the Corporation is Touchstone Applied
Science Associates, Inc.

          2. Article [4] of the Certificate of Incorporation is hereby amended by adding at the end thereof, the following:

               "Simultaneously with the effective date of this Certificate of Amendment (the "Effective Date"), all issued and outstanding shares of Common Stock ("Existing Common Stock") shall be and hereby are automatically combined and reclassified as follows: each four shares of Existing Common Stock shall be combined and reclassified (the "Reverse Split") as one share of issued and outstanding Common Stock ("New Common Stock"), provided, that there shall be no fractional shares of New Common Stock. In the case of any holder of fewer than four (4) shares of Existing Common Stock or any number of shares of Existing Common Stock which, when divided by four (4), does not result in a whole number (a "Fractional Share Holder"), the fractional share interest of New Common Stock held by any Fractional Share Holder as a result of the Reverse Split shall be rounded up to the nearest whole share of New Common Stock.

               The Corporation shall, through its transfer agent, provide certificates representing New Common Stock to holders of Existing Common Stock in exchange for certificates representing Existing Common Stock. From and after the Effective Date, certificates representing shares of Existing Common Stock are hereby canceled and shall represent only the right of the holders thereof to receive New Common Stock.

               From and after the Effective Date, the term "New
     Common Stock" as used in this Article [4] shall mean
     Common Stock as provided in this Certificate of Incorporation. The par value of the Common Stock shall remain as otherwise provided in Article [4] of this Certificate of Incorporation."

          3. The foregoing Amendment was duly approved and adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and the By-laws of the Corporation at a meeting of the Board of Directors of the Corporation on December 15, 1998, at which a quorum was present and acting throughout. The Board of Directors declared the advisability of the Amendment and directed that the Amendment be submitted to the stockholders of the Corporation for approval.

          4. At the Annual Meeting of Stockholders of the Corporation held on ________ __, 1999, duly called and held in accordance with the provisions of Section 222 of the General Corporation Law of the State of Delaware, a majority of the shares of the outstanding Common Stock entitled to vote thereon were voted in favor of the Amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware.

          5. This Amendment shall be effective on the date this Certificate of Amendment is filed and accepted by the Secretary of State of the State of Delaware.

          The undersigned, being the President of the Corporation, for the purpose of amending its Certificate of Incorporation pursuant to the General Corporation Law of the State of Delaware, acknowledges that it is his act and deed and that the facts stated herein are true, and has signed this instrument on __________________, 1999.


                              TOUCHSTONE APPLIED SCIENCE
                              ASSOCIATES, INC.

                              By:  ________________________________
                                   Andrew L. Simon, Chairman, President
                                   and Chief Executive Officer


ATTEST:


_____________________________
Linda G. Straley
Vice President and Secretary

               TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.
          PROXY--Annual Meeting of Stockholders-- _______ __, 1999
               PROXY SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned, a stockholder of TOUCHSTONE APPLIED SCIENCE
ASSOCIATES, INC., a Delaware corporation (the "Company"), does hereby appoint ANDREW L. SIMON and LINDA G. STRALEY, and each of them, the true and lawful attorneys and proxies, with full power of substitution, for and in the name, place and stead of the undersigned, to vote, as designated below, all of the shares of stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the headquarters of the Company at 4
Hardscrabble Heights, Brewster, New York 10509, on _____ __, 1999, at 9:00 a.m., local time, and at any adjournment or adjournments thereof.

      Please mark
 [X]  votes as in
      this example

     UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED IN ACCORDANCE
            WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

1.   Election of Directors

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES.

     Nominees: Walter B. Barbe, Michael D. Beck, Steven R. Berger,
               Joseph A. Fernandez, Andrew L. Simon, Linda Straley and David L. Warnock


                              WITHHELD
         FOR ALL   [  ]       FROM ALL  [  ]
         NOMINEES             NOMINEES


     For, except vote withheld from the following nominee(s):


     [  ]------------------------------------------------------------------


2.   Approval of the Reverse Stock Split Proposal

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL.


         FOR    [  ]          AGAINST  [  ]       ABSTAIN   [  ]



3.   Ratification of the Company's Independent Auditors

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION.


         FOR    [  ]          AGAINST  [  ]       ABSTAIN   [  ]




4. To vote with discretionary authority with respect to all other matters which may come before the meeting.

The undersigned hereby revokes any proxy or proxies heretofore given and ratifies and confirms all that the proxies appointed hereby, or either one of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. Both of said proxies or their substitutes who shall be present and act at the meeting, or if only one is present and acts, then that one, shall have and may exercise all of the powers hereby granted to such proxies. The undersigned hereby acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, both dated January __, 1999, and a copy of the Annual Report for the fiscal year ended
October 31, 1998.


  [  ]   MARK HERE FOR ADDRESS CHANGE AND INDICATE CHANGE:



Signature:                                             Date
          -------------------------------------------       -----------------

Signature:                                             Date
          -------------------------------------------       -----------------

NOTE: Your signature should appear the same as your name appears hereon. In signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope and mailed in the United States.